EXHIBIT 10.1


                               EIGHTH AMENDMENT TO
                           NINTH AMENDED AND RESTATED
                                CREDIT AGREEMENT

       This EIGHTH AMENDMENT dated as of June 2, 2009 (this "Eighth Amendment"), to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the "Credit Agreement"), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), GULF ISLAND, L.L.C., a Louisiana limited liability company, DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc., SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc., GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company, GULF MARINE FABRICATORS, L.P. (formerly G.M. FABRICATORS, L.P. and NEW VISION L.P.), a Texas limited partnership, GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company, and GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company, as Guarantors, WHITNEY NATIONAL BANK, a national banking association ("Whitney") and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity ("JPMorgan") (Whitney and JPMorgan, each a "Lender" and collectively the "Lenders") and JPMorgan, as Agent and LC Issuer.

       WHEREAS, the Borrower has requested that the Lenders extend the Facility Termination Date under the Credit Agreement; and

       WHEREAS, the Lenders are agreeable thereto, on the terms and conditions set forth herein;

       NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:

       1. Unless otherwise defined herein, all defined terms used in this Eighth Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

       2. The Credit Agreement is hereby amended by amending and restating the definition of "Applicable Margin" to read in its entirety as follows:

              "Applicable Margin" means, with respect to Eurodollar Advances, 1.50% per annum.

       3. The Credit Agreement is hereby amended by amending and restating the definition of "Facility Termination Date" to read in its entirety as follows:

              "Facility Termination Date" means December 31, 2011 or any later date as may be specified as the Facility Termination Date in any amendment to this Agreement or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

       4. The Credit Agreement is hereby amended by amending and restating the provisions of Section 2.5 to read in its entirety as follows:

              2.5. Commitment Fee; Reductions in Aggregate Commitment. The Borrower agrees to pay to the Agent for the account of each Lender according to its Pro Rata Share a commitment fee of 0.25% per annum on the average daily Available Aggregate Commitment from the date hereof to and including the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in the minimum amount of $500,000 (and in multiples of $100,000 if in excess thereof), upon at least five Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit Exposure. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder.

       5. Except to the extent its provisions are specifically amended, modified or superseded by this Eighth Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Eighth Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

       6. Borrower and each Guarantor acknowledge and agree that this Eighth Amendment shall not be considered a novation or a new contract. Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Eighth Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

       7. Borrower and each Guarantor that has executed or is executing any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations. Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time.

       8.     This  Eighth  Amendment   may  be  executed  in   any   number  of
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

       9. THIS EIGHTH AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.



               [Remaining page left blank; Signature pages follow]

       IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this Eighth Amendment as of the date first above written.

                                       BORROWER:
                                       --------

                                       GULF ISLAND FABRICATION, INC.


                                       By:         /s/ Kerry J. Chauvin
                                          --------------------------------------
                                             Kerry J. Chauvin, Chairman & CEO


                                       GUARANTORS:
                                       ----------

                                       GULF ISLAND, L.L.C.


                                       By:        /s/ William G. Blanchard
                                          --------------------------------------
                                           William G. Blanchard, President & CEO


                                       DOLPHIN SERVICES, L.L.C.,
                                       successor by merger to Dolphin Services, Inc.


                                       By:       /s/ William J. Fromenthal
                                          --------------------------------------
                                          William J. Fromenthal, President & CEO


                                       SOUTHPORT, L.L.C.


                                       By:        /s/ William G. Blanchard
                                          --------------------------------------
                                           William G. Blanchard, President & CEO



                                Signature Page 1

                                       ----------

                                       GULF ISLAND MINDOC COMPANY, L.L.C.


                                       By:         /s/ Kerry J. Chauvin
                                          --------------------------------------
                                                 Kerry J. Chauvin, Manager


                                       GULF MARINE FABRICATORS, L.P.
                                       (formerly G.M. FABRICATORS, L.P. and
                                       NEW VISION, L.P.)

                                       By:  Gulf Marine Fabricators General
                                            Partner, L.L.C.

                                       By:        /s/ Kerry J. Chauvin
                                          --------------------------------------
                                                Kerry J. Chauvin, Manager


                                       GULF MARINE FABRICATORS GENERAL PARTNER,
                                       L.L.C.
                                       (Formerly NEW VISION GENERAL PARTNER,
                                       L.L.C.)


                                       By:        /s/ Kerry J. Chauvin
                                          --------------------------------------
                                                Kerry J. Chauvin, Manager


                                       GULF MARINE FABRICATORS LIMITED PARTNER,
                                       L.L.C.
                                       (Formerly NEW VISION LIMITED PARTNER,
                                       L.L.C.)


                                       By:        /s/ Kerry J. Chauvin
                                          --------------------------------------
                                                Kerry J. Chauvin, Manager



                                Signature Page 2

                                       LENDERS:
                                       -------

                                       JPMORGAN CHASE BANK, N.A.,
                                       Successor by merger to Bank One, NA,
                                       Chicago,
                                       Individually, as LC Issuer, and as Agent


                                       By:         /s/ Edward K. Bowdon
                                          --------------------------------------
                                             Edward K. Bowdon, Vice President

Commitment: $30,000,000.00



                                Signature Page 3

                                       -------

                                       WHITNEY NATIONAL BANK


                                       By:          /s/ Josh J. Jones
                                          --------------------------------------
                                                      Josh J. Jones
                                            Area President South Central Region


Commitment: $30,000,000.00



                                Signature Page 4